Exhibit 99.1
1 Investor Presentation Third Quarter 2010

2 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project", "intend," and "plan") and statements regarding Citizens' future financial and operating results, plans, objectives, expectations and intentions, are forward- looking statements that involve risks and uncertainties, many of which are beyond Citizens' control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens' filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens' results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

3 Who We Are 49th largest bank holding company in the U.S. ranked by assets $10.6 billion assets and $8.1 billion deposits Presence in 3 Upper Midwest states with 218 branches and 253 ATMs Increased market share in 60% of our counties since 2008 Number of new clients has grown 9% annualized in 2010 Preferred SBA Lender Company Overview Company Overview 218 Branches / 253 ATMs

4 Who We Are Total Revenue by Region Mid-Michigan Western MI Southeast MI Wisconsin Other East 18.012 15.008 13.18 10.496 10.166 Core Banking 88% of bank's clients $200,000 average commercial loan relationship 86% of business clients are deposit only 83% of bank's revenue Specialty Banking 12% of bank's clients $3.1 million average loan relationship Includes ABL, CRE, Commercial loans > $3 million, Healthcare 12% of bank's revenue Wealth Management Over $2 billion in assets under administration Primarily personal trust 5% of bank's revenue

5 Michigan Economy Source: U.S. Bureau of Labor Statistics Continued Stabilization and Diversification Michigan Nonfarm Employment (seasonally adjusted) Michigan Employment by Industry

6 Successful Execution of Plan Focus on pre-tax pre-provision profit has strengthened franchise value in millions Pre-Tax Pre-Provision Profit (1) (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

7 Successful Execution of Plan Expense reduction achieved post-acquisition has been maintained (1) Non-GAAP Measure excludes goodwill impairment, FDIC special assessment and fair value adjustments on ORE Operating Non-Interest Expense (1) in millions

8 Successful Execution of Plan 2Q 08 Suspended $88 mm common dividend 2Q 08 Issued $200 mm common capital 4Q 08 Issued $300 mm TARP CPP 3Q 09 Issued $200 mm common capital through subdebt and TRUPs exchange Proactive measures taken to preserve and enhance capital 1Q10 Deferred $20 mm TRUP and TARP dividends 2Q10 Sold Iowa franchise for $50 mm Focused balance sheet mgt. - RWA decreased $3.1 billion since 12-13-07

9 Successful Execution of Plan Aggressively pursued liquidity strengthening strategy beginning in 2007 Core Deposits (1) Retail CDs Brokered Deposits FHLB Adv. & Other LT Debt Short Term Debt East 4949.294 2663.585 488.067 1185.322 43.044 $4.9 billion core deposit funding (53% of total funding and 61% of total deposits) Highly liquid money market investments totaled $530 million at 9/30/10 Significant untapped secured borrowing capacity Minimal reliance on short-term funding High deposit market share in core markets Loan to deposit ratio of 86% down from high of 120% Stable funding sources and significant available liquidity to support lending initiatives with recovery of loan demand (1) Excludes all time deposits

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Allowance for Loan Losses 174 179 215 253 280 330 336 339 322 321.841 324.046 Non-Performing Loans 252 138 230 305 427 491 499 468.9 406.4 378.6 355.1 10 Successful Execution of Plan Aggressively attacking credit issues 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Net Charge-Offs 17.374 69.121 22.535 80.538 36.585 48.556 71.339 81.338 117.918 71.15 87.412 Reserve as % of loans 0.0185 0.0193 0.0233 0.0282 0.0324 0.0398 0.0415 0.0435 0.0433 0.0451 0.047 Change in Reserve 12 5 36 38 27 50.379 6.054 2.669 -16.563 -0.536 2.205 Watch List Loans Non-Performing Assets Built Reserves Maintained Strong Reserve Balance

Successful Execution of Plan 11 Built Strong Reserve Levels

12 Successful Execution of Plan Senior leaders in key roles Name Title Held Position Since Cathy Nash Chief Executive Officer Feb. 09 Lisa McNeely Chief Financial Officer Aug. 10 Mark Widawski Chief Credit Officer Feb. 09 Brian Boike Treasurer Oct. 09 Judi Klawinski Director of Core Banking Oct. 09 Ray Green Director of Specialty Banking May 10 Joe Czopek Controller Oct. 09 Pete Ronan Director of Wealth Management Oct. 08

13 3Q 10 Highlights Pre-tax, pre-provision profits remained solid at $36.2 million Expense management continues to help offset elevated credit costs Capital ratios remained strong Delinquencies increased $19.8 million from last quarter Down $53.9 million, or 29% from last year Non-performing loans and non-performing assets were down Transferred residential mortgage loans to held for sale Announced plans to accelerate work to reduce credit overhang

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Commercial & Industrial 0.9 0.6 0.4 21.9 8 6.8 20.1 22.4 12.9 11.4 6.8 Owner-Occupied -0.1 3.4 1.3 3.1 2.4 7.4 4.6 2.5 6.9 18.9 4.8 Income Producing 0.9 7.7 4.4 21.7 7.8 12.6 24.5 13.2 7.6 12.6 30.8 Land Hold, Development & Construction 8.3 30.9 9.1 21.1 8.3 8.8 2.8 24.8 0.1 18.9 9.7 Residential Mtg 1.8 20.7 0.5 1.6 0.8 2.2 10 6 80.1 0.6 23.3 Consumer 5.6 6 6.7 11.6 9.3 10.8 9.3 12.4 10.3 8.8 12 14 Proactive Credit Management 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Commercial & Industrial 39.9 29.5 29.1 56.5 45.7 34 20.2 16.9 15.1 10.3 23.8 Owner-Occupied 19 18.6 21.3 37.5 37.4 15.6 24.4 25 13.6 16.4 18.3 Income Producing 29.3 48.5 50.1 76.7 64.2 50 44.9 40.8 51.7 22.9 35.2 Land Hold, Development & Construction 33.4 22.3 43.7 36.4 31.5 6.5 25.5 7 4.5 9.7 6.9 Residential Mtg 33.5 38.5 37.7 39.5 25.6 27.7 30 22 21.5 20.8 14.6 Consumer 35 32.8 33.1 44 34.7 37.4 40.1 42.8 36.7 31.6 32.7 30-89 Day Past Due Portfolio Balances Non-Performing Loans 12-31-06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 C & I 2004.9 1993.7 2153.2 2236.2 2557.1 2581.131 2630.75 2638.948 2540.925 2339 2145.5 2047.2 1921.8 1824.8 1686.8 1657.4 Owner-Occupied 1113.5 997 996.12 992.121 984.741 954.074 945.8 972.8 986.4 980.1 931.5 886.1 855.1 Income Producing 1237.1 2429.4 2454.5 1338.8 1526 1561.114 1566.175 1533.705 1557.623 1554.1 1530.8 1504.1 1514 1532.1 1481.7 1382.3 LH, L Dev & Cons 751.5 727.8 631.5 616.2 574.2 586.606 516.863 531.873 435.374 427.2 402.2 391.3 317.4 304.7 278.4 266.3 Res Mortgage 1460.993 1445.214 1377.177 1293.675 1265.013 1248.622 1194.4 1132.2 1073.3 1025.2 877.2 858.9 800.5 Consumer 4027.3 3976.7 2453.562 2401.682 2299.675 2285.942 2276.688 2226.606 2164.1 2118.6 2094.5 2029.4 1968.9 1946.1 1926.4 ($ in millions) ^C&I ^Owner Occupied ^Income Producing ^Land Hold, Land Dev. & Const. ^Residential Mtg ^Consumer Net Charge-Offs

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Owner-Occupied 19 18.6 21.3 37.5 37.4 15.6 24.4 25 13.6 16.4 18.3 Income Producing 29.3 48.5 50.1 76.7 64.2 50 44.9 40.8 51.7 22.9 35.2 Land Hold, Development & Construction 33.4 22.3 43.7 36.4 31.5 6.5 25.5 7 4.5 9.7 6.9 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Owner-Occupied 155.8 161.8 167 178.4 223.3 274.4 277.2 247.2 237 224.1 225.7 Income Producing 221.3 239.3 290.3 401 421.5 458.6 519.3 521.4 523.5 553.9 543.7 LH, L Dev & Cons 150.3 158 177.3 142.6 163.2 190.4 211.5 175 133.8 120.8 119.6 15 Commercial Real Estate Portfolio 12-31-06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Owner-Occupied 1113.5 997 996.12 992.121 984.741 954.074 945.8 972.8 986.4 980.1 931.5 886.1 855.1 Income Producing 1237.1 2429.4 2454.5 1338.8 1526 1561.114 1566.175 1533.705 1557.623 1554.1 1530.8 1504.1 1514 1532.1 1481.7 1382.3 LH, L Dev & Cons 751.5 727.8 631.5 616.2 574.2 586.606 516.863 531.873 435.374 427.2 402.2 391.3 317.4 304.7 278.4 266.3 30-89 Day Past Due Portfolio Balances ($ in millions) $864,000 average loan size 75% of all loans are less than $5 million No new land hold, land development loans since Jan. 2007 Actively declining balance - down 19% since 1-1-08 Watch List Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

16 Commercial Real Estate Portfolio Net Charge-Offs ($ in millions) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Owner-Occupied -0.1 3.4 1.3 3.1 2.4 7.4 4.6 2.5 6.9 18.9 4.8 Income Producing 0.9 7.7 4.4 21.7 7.8 12.6 24.5 13.2 7.6 12.6 30.8 Land Hold, Development & Construction 8.3 30.9 9.1 21.1 8.3 8.8 2.8 24.8 0.1 18.9 9.7 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Owner-Occupied 23.5 13.1 17.7 31.8 66.1 71.3 70.1 83.4 89 59.5 63.3 Income Producing 40.5 23.1 57.6 78.6 116.3 139.4 126.7 121.5 144 148.4 147.7 Land Hold, Development & Construction 103.8 38.8 57.3 52.1 53.1 64.2 60.7 31 67.2 52.5 49 Non-Performing Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Small Business 7 8 5 7 8 6 6 4 4 4 4 C & I 32.9 21.5 24.1 49.5 37.7 28 14.2 12.9 11.1 6.3 19.8 17 Commercial & Industrial Portfolio 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Small Business 396 417 397 396 388 382 379.7 378 376.9 363.7 348.8 C & I 2185.131 2213.75 2241.948 2144.925 1951 1763.5 1667.5 1543.8 1447.9 1323.1 1308.6 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Small Business 21 23 24 26 28 32 32 33 40 46 50 Commercial & Industrial 386.1 409.5 407.2 410.8 450 498.3 476 440 444.7 399.5 382.8 30-89 Day Past Due Portfolio Balances ($ in millions) $239,000 average loan size Includes $213 million of ABL outstanding and $98 million of ABL watch list 77% of outstanding balance is loans less than $5 million ^C&I ^Small Business Watch List Loans

18 Commercial & Industrial Portfolio Net Charge-Offs ($ in millions) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Small Business 0 0 0 1 1 1 1 1 1 1 2 Commercial & Industrial 0.9 0.6 0.4 20.9 7 5.8 19.1 21.4 11.9 10.4 4.8 ^C&I ^Small Business 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Small Business 4 5 7 8 10 12 12 13 13 12 11 Commercial & Industrial 16.3 26.6 31.2 56.6 73.4 79.8 99.5 71 56.7 55 50.5 Non-Performing Loans

19 Consumer Portfolio 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Indirect 13.3 14.4 13.6 18.5 14.7 14.6 16.3 16.3 14.8 11.4 12.2 Consumer 21.7 18.4 19.5 25.5 20.4 23.3 24.1 26.5 21.9 20.2 20.5 Residential Mtg 33.5 38.5 37.7 39.5 25.6 27.7 30 22 21.5 20.8 14.6 30-89 Day Past Due * Portfolio Balances Non-Performing Loans * Net Charge-Offs * 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Indirect 818.9 832.8 843.1 820.5 802.1 808.3 825.3 805.2 794.2 814 834.7 Other Direct 531.9 502.3 279.7 262.8 208 351.5 233.3 222 208.8 202.2 196.7 Home Equity 1000 1000 1000 1000 1000 1000 1035.9 1002.2 965.9 929.9 895 Res Mortgage 1377.177 1293.675 1265.013 1248.622 1194.4 1132.2 1073.3 1025.2 877.2 858.9 800.5 ($ in millions) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Indirect 1.7 1.4 2.1 2.6 2 1.4 2.6 2.6 2.4 1.5 1.7 Consumer 13.5 16.3 16.3 15.1 21 20.3 21.4 21.3 16.5 18.7 15.6 Residential Mtg 45.8 12.4 40.2 59.5 84.2 102.7 106 125.1 17.6 31 16.3 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Indirect 2.6 2.9 3.4 5.7 5 4.4 3.2 6.3 3.2 3.3 2.2 Consumer 3 3.1 3.3 5.9 4.4 6.5 6.1 6.1 7.1 5.5 9.8 Residential Mtg 1.8 20.7 0.5 1.6 0.8 2.2 10 6 80.1 0.6 23.3 ^Indirect ^Other Direct ^Home Equity ^Residential Mortgage * Other direct included with Home Equity

Focused on Returning to Profitability and Providing Sustained Shareholder Returns 20

21 Continued Focus on Core Client Growth Annualized New Client Growth Annualized New Clients Added Annualized Client Attrition

22 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 Core Deposits 4037.024 3961 4288 4369 4386 4263 4552.288 4685.729 4891.105 4803.707 4829.448 4795.553 4949.294 Retail CDs 3604.675 3400 3248 3158 3232 3308 3219.716 3170.972 2970.365 2861.599 2733.313 2651.359 2663.585 Brokered CDs 300.04 574.503 575.049 793.069 1027.415 1058.694 936.058 669.845 527.62 835.457 918.437 775.41 488.067 Continue Strong Core Deposit Performance in millions 25% Increase in Core Deposits

23 Continue Efforts to Provide Effective & Efficient Client Support Efficient Client Support Efficient Client Support Created centralized credit delivery unit Developed detailed dashboard to measure key indicators, focused on consistent approval process and speed to funding Utilize dashboard information for bankers' monthly accountability session focused on pipeline, results and client management activities

24 Continue Delivering Top Tier Client Service Likelihood to Recommend Citizens * PPI Industry Average: 82 * Surveys conducted by Prime Performance (tm)

25 Continue to Seek Quality Credits Approved and Renewed Loans in millions Citizens continues to lend although loan demand has declined significantly due to uncertain economic conditions Proven expertise in small business lending as a SBA preferred lender Maintained focus on clients and prospects while managing the bank's balance sheet to preserve capital

26 Over $1.4 billion in unpledged securities No OTTI concerns Purchase only highest quality agency securities Investment Portfolio at September 30, 2010 * Taxable equivalent yield Continue Effective Management of Securities Portfolio

27 Accelerate Loan Workout Activities 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Commercial & Industrial 0.9 0.6 0.4 21.9 8 6.8 20.1 22.4 12.9 11.4 6.8 Owner-Occupied -0.1 3.4 1.3 3.1 2.4 7.4 4.6 2.5 6.9 18.9 4.8 Income Producing 0.9 7.7 4.4 21.7 7.8 12.6 24.5 13.2 7.6 12.6 30.8 Land Hold, Development & Construction 8.3 30.9 9.1 21.1 8.3 8.8 2.8 24.8 0.1 18.9 9.7 Residential Mtg 1.8 20.7 0.5 1.6 0.8 2.2 10 6 80.1 0.6 23.3 Consumer 5.6 6 6.7 11.6 9.3 10.8 9.3 12.4 10.3 8.8 12 Continue executing on selective short sales and 3rd party direct dispositions while opportunistically pursuing bulk sales Transferring to held for sale accelerates loss recognition on stressed assets Proactively strengthened reserve levels to support acceleration efforts Net Charge-Offs 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Allowance for Loan Losses 174 179 215 253 280 330 336 339 322 321.841 324.046 Non-Performing Loans 252 138 230 305 427 491 499 468.9 406.4 378.6 355.1 Maintained Strong Reserve Levels in millions

28 Accelerate Expense Focus as We Move Through the Cycle Special Loans Workout FTE Expense Impact of Credit Workout * Estimate in millions As NPAs increased through this cycle, their associated credit costs increased as well As the loan workout activities accelerate, credit workout expenses should normalize sometime in late 2011

29 Focused on returning to profitability and providing sustained shareholder returns Liquidity, capital and reserve levels have positioned us to complete our plan and provide long term TCE within acceptable industry ranges

30 Appendix

31 Upper Midwest Franchise

32 Recent Trends Highlight Core Strength (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle. Pre-Tax Pre-Provision Profit (non-GAAP)

33 Quarterly Non-Interest Income Trends

34 Quarterly Non-Interest Expense Trends

35 Maintaining Strong Capital Levels

36 Non-GAAP Common Equity Ratios (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

37 Commercial Portfolio Size Characteristics

38 Commercial Real Estate Portfolio By Collateral By Region

39 Residential Mortgage Portfolio Total Commercial & Residential Mortgage 73% $180,000 average loan size 719 refreshed FICO score 66% average original LTV 67% Adjustable rate 29% is 2005 - 2006 vintage 10% is 2007 - 2010 vintage $180,000 average loan size 719 refreshed FICO score 66% average original LTV 47% are 3/1 and 5/1 ARMs 52% is 2004 and prior vintages Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

40 High Quality Consumer Portfolio Home Equity Indirect Other Direct East 895 834.7 196.7 Home Equity $37,200 avg loan size Indirect (1) $22,700 avg loan size (1) Indirect loans are RV and marine only (no auto) Strong refreshed FICO scores 738 Home Equity 732 Indirect 715 Other Direct 27% of home equity is 2006 and 2007 vintage 22% of home equity is 2008, 2009 and 2010 vintage 40% of home equity is first lien position Indirect NPLs have been less than $2.6 million through the cycle Other Direct $18,600 avg loan size

41 Non-Performing Loans Commercial Commercial Real Estate Residential Mortgage Direct Consumer Indirect Consumer Other East 67 260.4 31 18.7 1.5 6.1 Commercial Real Estate $260.0 71.4% Commercial $61.5 16.9% Residential Mortgage $16.3 4.5% ($ in millions) Direct Consumer $15.6 4.3% $364.2 million or 5.3% of portfolio Indirect Consumer $1.7 0.4% Restructured Loans & 90+ Accruing $9.1 2.5% Loan loss reserve = $324 million Allowance for loan losses to NPLs = 89.0% Specific portion of allowance = $61 million ALLL coverage of remaining NPLs = 310%

42 Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity

43